UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2018

                               M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

                                       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)	Appointment of a new director

On June 25, 2018, on the recommendation of the Corporate Governance/Nominating Committee of M.D.C. Holdings, Inc. (the “Company”), the Company’s Board of Directors (the “Board”) increased the number of directors on the Board from nine to ten and appointed Leslie B. Fox as a Class I Director to fill the vacancy on the Board, with a term expiring in 2019. The Board determined that Ms. Fox is independent under the rules of the Securities and Exchange Commission, the New York Stock Exchange (the “NYSE”) and the Company’s standards of independence and that, in the Board’s business judgment, Ms. Fox is “financially literate” as provided in the rules of the NYSE. The addition of Ms. Fox to the Board brings the number of outside members serving on the Board to eight.

Mr. Fox will be entitled to receive a monthly Board retainer of $5,000 and Board meeting fees of $3,000 per meeting. She will also be entitled to receive an annual option grant or, in lieu of an option, a restricted stock award as described under “2017 Director Compensation” in the Company’s proxy statement filed on March 5, 2018.

Also, as of June 25, 2018, the Company entered into an Indemnification Agreement with Ms. Fox in the form previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 26, 2006. The Indemnification Agreement form provides for indemnification to the fullest extent permitted by law in the event the person was, is or becomes a party, witness or other participant in a Claim (as defined in the Indemnification Agreement) by reason of (or arising in part out of) an Indemnifiable Event (as defined in the form of Indemnification Agreement).

A copy of the press release announcing Ms. Fox’s appointment is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description

10.1

Form of Indemnification Agreement entered into between the Company and members of its Board of Directors (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed October 26, 2006).

	99.1	Press release dated June 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: June 26, 2018	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel